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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                                TRITEL PCS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                    64-0896438
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                  TRITEL, INC
              (Exact name of obligor as specified in its charter)

Delaware                                                    64-0896417
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           TRITEL COMMUNIATIONS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                    64-0896042
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              TRITEL FINANCE, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                    64-0896439
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

111 E. Capital Street, Suite 500
Jackson, Mississippi                                        39201
(Address of principal executive offices)                    (Zip code)

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               12.75% Senior Subordinated Discount Notes due 2009
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

(A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                               Address
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Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, New York   10005

(B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

Yes.

2. AFFILIATIONS WITH OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

None.

16. LIST OF EXHIBITS.

EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of September, 1999.

                                      THE BANK OF NEW YORK

                                      By: /s/  MICHAEL CULHANE
                                         --------------------------------
                                         Name:    MICHAEL CULHANE
                                         Title:   VICE  PRESIDENT

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                    Dollar Amounts
                                                           In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .   $ 5,597,807
   Interest-bearing balances ..........................     4,075,775
Securities:
   Held-to-maturity securities ........................       785,167
   Available-for-sale securities ......................     4,159,891
Federal funds sold and Securities purchased under
  agreements to resell ................................     2,476,963
Loans and lease financing receivables:
   Loans and leases, net of unearned
    income ............................................    38,028,772
   LESS: Allowance for loan and
    lease losses ......................................       568,617
   LESS: Allocated transfer risk
     reserve ..........................................        16,352
   Loans and leases, net of unearned income, allowance
     and reserve ......................................    37,443,803
Trading Assets ........................................     1,563,671
Premises and fixed assets (including capitalized
  leases) .............................................       683,587
Other real estate owned ...............................        10,995
Investments in unconsolidated subsidiaries and
  associated companies ................................       184,661
Customers' liability to this bank on acceptances
  outstanding .........................................       812,015
Intangible assets .....................................     1,135,572
Other assets ..........................................     5,607,019
Total assets ..........................................   $64,536,926

LIABILITIES
Deposits:
   In domestic offices ................................   $26,488,980
   Noninterest-bearing ................................    10,626,811
   Interest-bearing ...................................    15,862,169
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...........................    20,655,414
   Noninterest-bearing ................................       156,471
   Interest-bearing ...................................    20,498,943
Federal funds purchased and Securities sold under
  agreements to repurchase  ...........................     3,729,439
Demand notes issued to the U.S. Treasury ..............       257,860
Trading liabilities ...................................     1,987,450
Other borrowed money:
   With remaining maturity of one year or less ........       496,235
   With remaining maturity of more than one year
     through three years ..............................           465
   With remaining maturity of more than three years ...        31,080
Bank's liability on acceptances executed and
  outstanding .........................................       822,455
Subordinated notes and debentures .....................     1,308,000
Other liabilities .....................................     2,846,649
Total liabilities .....................................    58,624,027

EQUITY CAPITAL
Common stock ..........................................     1,135,284
Surplus ...............................................       815,314
Undivided profits and capital reserves ................     4,001,767
Net unrealized holding gains (losses) on
  available-for-sale securities .......................        (7,956)
Cumulative foreign currency translation adjustments           (31,510)
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Total equity capital ..................................     5,912,899
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Total liabilities and equity capital ..................   $64,536,926
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith                             Directors
Gerald L. Hassell